Advanced Drainage Systems Q4 and Fiscal 2019 Financial Results

Management Presenters Scott Barbour President and Chief Executive Officer Scott Cottrill Executive Vice President, Chief Financial Officer Mike Higgins Vice President, Corporate Strategy & Investor Relations

Forward Looking Statements and Non-GAAP Financial Metrics Certain statements in this presentation may be deemed to be forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated timing for the issuance of additional historic and future financial information and related filings. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; fluctuations in our effective tax rate, including from the recently enacted Tax Cuts and Jobs Act; changes to our operating results, cash flows and financial condition attributable to the recently enacted Tax Cuts and Jobs Act; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods; a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were ineffective; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering further weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes certain non-GAAP financial measures to describe the Company’s performance. The reconciliation of those measures to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Q4 FY 2019 Highlights Domestic construction market sales grew 6% despite record rainfall in the quarter, in led by non-residential and residential construction. Domestic construction market sales finished the year strong with 13% overall growth this quarter driven by all three end markets. Adjusted EBITDA margin expanded 270 basis points, led by volume growth, favorable pricing and operational efficiency. 1 2 3 Net sales growth of 9% driven by both Pipe and Allied products. Strong cash flow generation driven by improved profitability and working capital initiatives. 4

Fiscal 2019 Financial Results Key Metric Low High Fiscal 2019 Net Sales (in Millions) $1,375 $1,425 $1,385 Adj. EBITDA (in Millions) $225 $240 $232 Adj. EBITDA Margin 16.4% 16.8% 16.8% Fiscal 2019 Guidance Results

Fiscal 2019 Domestic End Market Performance End Market % of Domestic Sales Market Performance ADS Sales Non-Residential Construction +3% +8% Residential Construction +1% +11% Infrastructure Construction +6% (4%) Agriculture (22%) (22%) 60% 23% 9% 8% ADS construction market sales outperformed overall end markets by 400 basis points

Capital Deployment Priorities CapEx Investing in Strategic Priorities FY20 Priorities Growth: Capacity for high growth products & regions Productivity & Efficiency: Continuous Improvement, Automation, Recycling Strategic Acquisitions ROIC > WACC Evaluating companies, product lines and potential relationships based on relatedness and attractiveness Dividends $1.00 Special Dividend Declared $0.01 Increase in Quarterly Dividend Share Repurchases 1 2 3 4 Reinvest in Business Return to Shareholders

Q4 Fiscal 2019 Financial Performance +270 bps (USD, in millions) +8.8% Domestic Markets + Construction +13% + Non-Residential +12% + Residential +17% + Infrastructure +6% − Agriculture - 16% + Pipe +12% + Allied +9% By Geography + Domestic +11% − International - 12% By Application + Pipe +9% + Allied +8% $27.0 $8.7 $3.2 ($0.3) ($1.7) $36.9 Revenue Adj. EBITDA

Fiscal 2019 Financial Performance +100 bps (USD, in millions) +4.1% Domestic Markets + Construction +7% + Non-Residential +8% + Residential +11% − Infrastructure - 4% − Agriculture - 22% + Pipe +3% + Allied +8% By Geography + Domestic +4% + International +3% By Application + Pipe +3% + Allied +7% $210.2 $12.9 $17.4 ($6.1) ($2.4) $232.0 Revenue Adj. EBITDA

Free Cash Flow % of Sales 2.7% 3.5% All figures in USD, mm Net Debt³ 1Operating Cash Flow less CapEx 2Inventory, Trade Receivables, Accounts Payable 3Total debt less cash (includes capital leases) 1.4x Leverage 1.9x Leverage CapEx Working Capital²   FY 2019 FY 2018 ∆ Adjusted EBITDA $232 $210 $22 Working Capital(2) ($21) ($22) $1 Cash Tax ($30) ($25) ($5) Cash Interest ($16) ($18) $2 Other ($13) ($8) ($5) Cash flow from operating activities $152 $137 $15 Capital Expenditures ($44) ($42) ($2) Free Cash Flow $108 $95 $13     Free Cash Flow¹

Fiscal 2020 Financial Outlook Key Metric FY 2019 FY 2020 Y-o-Y Change Net Sales (in Millions) $1,385 $1,425 - $1,475 Up 3% to 6% Adj. EBITDA (in Millions) $232 $245 - $265 Up 6% to 14% Adj. EBITDA Margin 16.8% 17.2% - 18.0% +40 to +120 basis points Fiscal 2020 Expectations

Key Net Sales Drivers – Market Outlook Market FY2020 Outlook Comments Domestic Construction End Markets Growth driven by market conversion and continued strength in the domestic construction markets. Agriculture End Market Improvement driven by organizational changes and investments in Ag business. International End Market Conversion strategy expected to drive growth in Canadian construction markets. Exports continue to grow. Mexico outlook uncertain. LSD Flat to +LSD LSD ADS: Up MSD ADS: Flat to up LSD ADS: Up LSD to MSD Market Outlook

Q&A Session

Closing Remarks Domestic construction market sales grew 6% despite record rainfall in the quarter, in led by non-residential and residential construction. Steady demand in core domestic construction markets expected to continue in fiscal 2020. Positioned for continued above-market growth in fiscal 2020 due to conversion strategy and strong growth of key products. 1 2 3 Strong out performance of domestic construction markets in fiscal 2019. Focused on building shareholder value through sustained profitability improvements and disciplined execution. 4

Appendix

Adjusted EBITDA Reconciliation Three Months Ended Fiscal Year Ended March 31, March 31, (Amounts in thousands) 2019 2018 2019 2018 Net income $1,893 $-4,856 $81,466 $64,792 Depreciation and amortization 18,988 19,210 71,900 75,003 Interest expense 4,590 2,642 18,618 15,262 Income tax expense (benefit) 1,081 -4,401 30,049 11,411 EBITDA 26,552 12,595 ,202,033 ,166,468 Derivative fair value adjustments -,575 292 634 -,443 Foreign currency transaction (gains) losses 90 1,130 314 -1,748 Loss on disposal of assets and costs from exit and disposal activities 2,075 4,535 3,647 15,003 Unconsolidated affiliates interest, tax, depreciation and amortization 226 632 1,463 2,692 Contingent consideration remeasurement 9 6 -6 39 Stock-based compensation expense 1,503 1,981 6,532 7,121 ESOP deferred stock-based compensation 4,183 3,778 15,296 11,724 Executive retirement (benefit) expense 50 491 -,178 1,473 Restatement-related (benefit) costs 14 837 -1,924 4,227 Legal settlement 0 200 0 2,000 Transaction costs 295 213 699 1,362 Impairment of investment in unconsolidated affiliate 0 312 0 312 Strategic growth and operational improvement initiatives 2,440 0 3,450 0 Adjusted EBITDA $36,862 $27,002 $,231,960 $,210,230